UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-04605

First Opportunity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: March 31

Date of Reporting Period: September 30, 2011

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

OTC Symbol: FOFI

1st First Opportunity Fund, Inc.™

Semi-Annual Report

SEPTEMBER 30, 2011
(UNAUDITED)

First Opportunity Fund, Inc.	Letter from the Advisers
September 30, 2011 (Unaudited)

Dear Stockholders:

For the 6 month period ending September 30, 2011, the First Opportunity Fund, Inc. (the “Fund”) returned -9.9% on net assets, outperforming the S&P 500 which returned -13.8% during the same period. The table below shows the historic returns for the Fund for various periods ending September 30, 2011:

	3 M	6 M	1 YR	3 YRS*	5 YRS*	10 YRS*	Since June 2010^
First Opportunity Fund (NAV)	-7.9%	-9.9%	0.0%	-1.9%	-7.2%	7.2%	1.8%
First Opportunity Fund (Market)	-16.1%	-16.7%	-7.5%	-6.6%	-14.1%	5.8%	-2.5%
S&P 500 Index	-13.9%	-13.8%	1.1%	1.2%	-1.2%	2.8%	5.0%
Dow Jones Industrial Average	-11.5%	-10.2%	3.8%	3.2%	1.4%	4.7%	8.4%
NASDAQ Composite	-12.7%	-12.7%	3.0%	6.0%	2.3%	5.7%	6.3%

* Annualized

^ Annualized Since June 1, 2010, when the current Advisers became investment advisers to the Fund.

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Since the new Advisers were appointed and the Fund restructured in June of 2010, the Fund’s net assets have increased 1.8% on an annualized basis while the S&P has increased 5.0%.

Among the investments having the most significant impact on performance during the period were the Fund’s large holdings in hedge funds. All of the hedge funds in the portfolio outperformed the S&P 500 during the six month period ending September 30, 2011. For the six-month period, Wolf Creek Partners, L.P., in which the Fund owns a $45.4 million stake (19.1% of assets), returned -8.1%; Bay Pond Partners, L.P., a $39.9 million stake (16.8% of assets), returned -12.8%; J. Caird Partners, L.P., a $17.8 million stake (7.3% of assets), returned -12.9%; and Iguazu Partners, L.P. a $4.6 million stake (1.9% of the Fund’s assets) returned 0.7%. North River Partners, L.P., in which the Fund owns a $17.4 million stake (7.5% of the Fund’s assets), was the top performing hedge fund in the portfolio returning positive 9.1% for the period.

A significant number of new investments were made during the six month period including Freeport-McMoRan Copper and Gold Inc., Penn Virginia Resource Partners L.P., Inergy, L.P., Alliance Resource Partners L.P., Boardwalk Pipeline Partners L.P., Buckeye Partners L.P., Republic Services Inc., Harris Corporation, Kinder Morgan Energy Partners L.P., POSCO (ADR), and Nestle.

During the six month period ending September 30, 2011, the Fund sold out of all of its shares in 1st United Bancorp Inc. and Meridian Interstate Bancorp Inc. The Fund also sold a majority of its First Republic Bank restricted shares through the bank’s secondary offering for net proceeds of approximately $13.7 million. As of March 31, 2011, First Republic Bank represented about 5.5% of the Fund’s portfolio. As a result of the sale, First Republic Bank shares represented 0.6% of the Fund’s portfolio as of September 30, 2011. The Fund also sold a portion of its holdings in RMR Asia Pacific Real Estate Fund.

Semi-Annual Report | September 30, 2011	1

Letter from the Advisers	First Opportunity Fund, Inc.
September 30, 2011 (Unaudited)

Wellington Management sub-advises the legacy portfolio, which consists of financial service investments and still makes up a substantial portion of the Fund’s assets. As of September 30, 2011 the legacy portion of the portfolio was $53.4 million or 22.4% of the Fund’s assets.

During the six month period ended September 30, 2011, the three largest eliminations from the legacy sub-advised portfolio included Indian equity holdings Shriram Transport Finance, Manappuram Finance, and Tata Motors. Indian equities rallied in April, pushing the shares of these companies higher. The sub-adviser opportunistically sold the Fund’s shares in each of the companies as they reached target prices. During the period the sub-advisers also removed the remaining protection in the form of credit default swap exposure as the legacy sub-advised portfolio continued to wind down.

During the six month period ended September 30, 2011, the S&P 500 (-13.8%) outpaced global equities (-19.3%) as measured by the MSCI All Country World ex US Index. US equities declined during the period as escalating global growth concerns, challenges in Europe, and mixed economic data combined to push the S&P 500 Index near bear-market territory (down 20% from its April high). Early in the period strong corporate earnings and manufacturing data provided a tail wind for stocks, despite fears about continuing inflationary pressures and the end of the Federal Reserve’s second round of quantitative easing. In an effort to bolster the economy, the Federal Reserve pledged to keep benchmark interest rates at record lows at least through mid-2013, acknowledging that economic growth had been “considerably slower” than forecast.

However, the second half of the period saw risk aversion amplified by political brinkmanship over an increase in the federal debt ceiling, which caused both Moody’s and S&P to put US government debt on review for downgrade. Investors were unimpressed with the debt-ceiling compromise in Washington, and confidence eroded further after S&P reduced the federal government’s credit rating in early August. Employment unexpectedly stagnated in August as employers added no net new jobs for the first time in almost a year. One bright spot in September was a fourth consecutive rise in the Conference Board’s index of leading indicators, which helped subdue fears that a recession is inevitable.

Financial stocks, as measured by the SNL Daily Thrift Index (-23.3%) and NASDAQ Banks Principal Only Index (-24.1), declined during the six month period ended September 30, 2011, underperforming US equities (-13.8%) as measured by the S&P 500 Index. Financials fell precipitously as worries about potential exposure to and contagion from shaky European banks took hold.

The European crisis deepened further in the second half of the period as investors became increasingly alarmed at the interconnectedness of European sovereign risk to the global financial system. Fears of a double dip recession in the US have been renewed. Although there has been modest growth in the US, a very bearish outcome in Europe could potentially push the US into recession. The US housing market continues to be a headwind for both the financial sector and US households. Small and mid cap banks are challenged by the continued housing slump, while large banks are still working through issues stemming from legacy residential real estate holdings. Pending regulation from the Dodd-Frank Bill continues to loom over the sector as the final outcome still remains unclear. In addition, fee growth from debit and credit cards have been challenged given the passage of the “Durbin” Amendment, and workouts on poor-performing loans remain a headwind.

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First Opportunity Fund, Inc.	Letter from the Advisers
September 30, 2011 (Unaudited)

Looking forward we are very optimistic about the long term prospects of our investments. As the legacy portfolio continues to wind down, we are confident our large positions in hedge funds will complement our investments in operating companies. We believe the Fund provides a unique opportunity for investors and look forward to continuing our partnership with our long-term stockholders.

Sincerely,

Stephen C. Miller

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Note to Stockholders on Investments in Hedge Funds: The Fund’s investment advisers feel it is important that stockholders be aware that the Fund has highly concentrated positions in certain hedge funds and may take concentrated positions in other securities. Concentrating investments in a fewer number of securities (including investments in hedge funds) may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities. For example, the value of the Fund’s net assets will fluctuate significantly based on the fluctuation in the value of the hedge funds in which it invests. In addition, investments in hedge funds can be highly volatile and may subject investors to heightened risk and higher operating expenses than another closed-end fund with a different investment focus.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. There are numerous factors affecting the Fund’s discount over which the board and management have little or no control. In the end, the market sets the Fund’s share price. The Fund’s investment objective, its current long exposure in the legacy portfolio of financial sector stocks and the fact that it is not traded on a national exchange are likely factors that exacerbate the discount beyond other general equity closed-end investment companies. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision. If you buy shares at a 20% discount and hold for 10 years while the Fund returns 8% per annum and then sell at a 20% discount, your return on investment will be the same as if you bought the same shares at net asset value and sold at net asset value. Because the investment philosophy of the Advisers is long-term, we believe that stockholders who invest in the Fund for the short-term arbitrage on the discount ultimately may be disappointed. In contrast, we hope that stockholders who understand the Fund’s goals and, like the Fund’s largest stockholders, are long-term holders, will be rewarded for their patience.

Semi-Annual Report | September 30, 2011	3

Financial Data	First Opportunity Fund, Inc.
September 30, 2011 (Unaudited)

	Per Share of Common Stock
	Net Asset Value	Market Price	Dividend Paid
3/31/11	9.19	7.25	0.00
4/30/11	9.28	7.38	0.00
5/31/11	9.16	7.19	0.00
6/30/11	8.99	7.20	0.00
7/31/11	8.97	6.84	0.00
8/31/11	8.79	6.55	0.00
9/30/11	8.29	6.04	0.00

Investments as a % of Net Assets

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First Opportunity Fund, Inc.	Portfolio of Investments
September 30, 2011 (Unaudited)

Shares	Description	Value (Note 2)

LONG TERM INVESTMENTS (90.6%)
DOMESTIC COMMON STOCKS (32.3%)
Banks & Thrifts (9.0%)
41,290	Alliance Bankshares Corp.*	$192,411
27,800	American River Bankshares*	134,830
8,439	Ameris Bancorp*	73,504
406,400	AmeriServ Financial, Inc.*	772,160
30,289	Bank of Commerce Holdings	98,439
45,500	Bank of Virginia*	43,225
42,700	BCB Bancorp, Inc.	388,143
28,000	Bridge Capital Holdings*	281,680
35,498	Carolina Trust Bank*	106,494
340,815	CCF Holding Co.*(a)	85,204
43,644	Central Valley Community Bancorp*	245,279
18,860	Centrue Financial Corp.*	6,601
12,300	Citizens & Northern Corp.	182,778
60,000	Community Bank*(b)(c)(d)	3,735,000
54,100	The Connecticut Bank & Trust Co.*	343,535
65,566	Eastern Virginia Bankshares, Inc.	152,769
4,085	Evans Bancorp, Inc.	45,303
97,200	FC Holdings, Inc.*(b)(c)(d)	9,720
4,300	First Advantage Bancorp	55,685
39,700	First American International*(b)(c)(d)	407,719
61,678	First California Financial Group, Inc.*	185,651
11,708	First Capital Bancorp, Inc.*	28,685
67,632	First Republic Bank*(b)(c)(d)	1,409,721
14,420	First Security Group, Inc.*	31,003
66,726	First Southern Bancorp, Inc. - Class B*	683,941
28,200	First State Bank*(b)(c)	5,640
193,261	Florida Capital Group*(b)(c)(d)	96,630
7,820	FNB Bancorp	39,100
155,800	Great Florida Bank - Class A*	31,160
15,300	Great Florida Bank - Class B*	3,060
61,000	Greater Hudson Bank N.A.*	247,050
228,000	Hampshire First Bank*	1,824,000
8,500	Heritage Financial Corp.	93,840
199,918	Heritage Oaks Bancorp*	667,726
36,900	ICB Financial*	127,305
14,200	Katahdin Bankshares Corp.	157,620
126,100	Metro Bancorp, Inc.*	1,090,765
905,600	National Bancshares, Inc.*(b)(c)(d)	126,784
17,300	New England Bancshares, Inc.	161,236
4,000	North Dallas Bank & Trust Co.(d)	180,320
30,400	Oak Ridge Financial Services, Inc.*	69,008
1,900	Old Point Financial Corp.	20,140

Semi-Annual Report | September 30, 2011	5

Portfolio of Investments	First Opportunity Fund, Inc.
September 30, 2011 (Unaudited)

Shares	Description	Value (Note 2)
Banks & Thrifts (continued)
44,800	OmniAmerican Bancorp, Inc.*	$611,520
24,000	Pacific Continental Corp.	170,160
162,590	Pilot Bancshares, Inc.*	294,288
190,540	Republic First Bancorp, Inc.*	299,148
4,500	Shore Bancshares, Inc.	19,575
76,195	Southern First Bancshares, Inc.*	525,746
79,900	Southern National Bancorp of Virginia, Inc.*	509,762
302,900	Square 1 Financial, Inc.*(b)(c)(d)	1,626,573
34,800	State Bancorp, Inc.	367,836
41,122	Valley Commerce Bancorp*	277,985
57,400	Wells Fargo & Co.	1,384,488
226,000	Western Liberty Bancorp*	598,900
12,404	Xenith Bankshares, Inc.*	41,801

		21,368,646

Coal (0.7%)
10,000	Alliance Resource Partners, LP	655,600
40,000	Penn Virginia Resource Partners, LP	935,600

		1,591,200

Diversified Financial Services (1.7%)
16,241	Affinity Financial Corp.*(b)(c)(d)	–
79,000	AllianceBernstein Holding, LP	1,078,350
66,580	Center Financial Corp.*	312,260
276,300	Highland Financial Partners LP*(b)(d)(e)	–
60,000	Independence Financial Group, Inc.*(b)(c)(d)	307,200
70,215	Mackinac Financial Corp.*	383,374
455,100	Ocwen Structured Investments, LLC*(b)(c)(d)	427,794
25,000	South Street Securities Holdings, Inc.*(b)(d)(e)	564,000
47,960	Tiptree Financial*(b)(d)(e)	1,081,978

		4,154,956

Electric (1.4%)
80,000	PPL Corp.	2,283,200
16,800	Public Service Enterprise Group, Inc.	560,616
12,400	SCANA Corp.	501,580

		3,345,396

Environmental Control (0.3%)
30,000	Republic Services, Inc.	841,800

Gas (0.7%)
63,000	Inergy, LP	1,576,260

Healthcare Products (2.5%)
91,800	Johnson & Johnson	5,848,578

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First Opportunity Fund, Inc.	Portfolio of Investments
September 30, 2011 (Unaudited)

Shares	Description	Value (Note 2)
Insurance (1.5%)
19,678	Forethought Financial Group, Inc. - Class A*(b)(c)(d)	$3,660,108

Mining (1.5%)
119,500	Freeport-McMoRan Copper & Gold, Inc.	3,638,775

Mortgages & REITS (0.8%)
55,000	Embarcadero Bank*(b)(c)(d)	559,900
155,504	Newcastle Investment Holdings Corp., REIT*(d)	134,200
87,900	Verde Realty*(b)(c)(d)	1,318,500

		2,012,600

Pharmaceuticals (0.3%)
20,447	Merck & Co., Inc.	668,821

Pipelines (1.2%)
30,000	Boardwalk Pipeline Partners, LP	769,200
10,000	Buckeye Partners, LP	625,100
9,800	Energy Transfer Partners, LP	401,898
15,000	Kinder Morgan Energy Partners, LP	1,025,700

		2,821,898

Registered Investment Companies (RICs) (0.4%)
40,000	Cohen & Steers Infrastructure Fund, Inc.	622,800
25,182	RMR Asia Pacific Real Estate Fund	335,676

		958,476

Retail (0.5%)
20,000	Walgreen Co.	657,800
10,000	Wal-Mart Stores, Inc.	519,000

		1,176,800

Savings & Loans (8.7%)
34,100	Appalachian Bancshares, Inc.*	194
10,000	Auburn Bancorp, Inc.*	53,000
113,600	Beacon Federal Bancorp, Inc.	1,515,424
96,980	Broadway Financial Corp.*(a)	121,225
45,100	Carver Bancorp, Inc.*	18,040
61,300	Central Federal Corp.*	58,235
40,846	CFS Bancorp, Inc.	177,272
12,730	Citizens Community Bank*	35,517
84,466	Citizens South Banking Corp.*	349,689
33,500	Eagle Bancorp	352,755
20,200	ECB Bancorp, Inc.	242,400
30,000	Fidelity Federal Bancorp*(d)	275,100
19,238	First Community Bank Corp. of America*	5,579
43,400	Georgetown Bancorp, Inc.*	264,740
222,900	Hampden Bancorp, Inc.	2,935,593
22,030	HF Financial Corp.	189,017

Semi-Annual Report | September 30, 2011	7

Portfolio of Investments	First Opportunity Fund, Inc.
September 30, 2011 (Unaudited)

Shares	Description	Value (Note 2)
Savings & Loans (continued)
47,216	Home Bancorp, Inc.*	$686,993
88,948	Home Federal Bancorp, Inc.	695,573
58,100	Jefferson Bancshares, Inc.*	156,289
42,000	Liberty Bancorp, Inc.	411,600
15,000	Malvern Federal Bancorp, Inc.	82,500
310,300	MidCountry Financial Corp.*(b)(c)(d)	1,374,629
28,717	Newport Bancorp, Inc.*	360,398
106,998	Ocean Shore Holding Co.	1,145,949
29,100	Old Line Bancshares, Inc.	197,007
82,800	Osage Bancshares, Inc.	641,700
171,410	Pacific Premier Bancorp, Inc.*	1,025,032
165,930	Perpetual Federal Savings Bank(a)	1,933,085
17,500	Privee, LLC*(b)(c)(d)	–
52,700	Provident Financial Holdings, Inc.	460,598
40,650	Redwood Financial, Inc.*(a)	471,540
89,993	River Valley Bancorp(a)	1,402,991
18,807	Rockville Financial, Inc.	178,290
6,300	Royal Financial, Inc.*	12,033
277,279	SI Financial Group, Inc.	2,611,968
13,200	Sound Financial, Inc.*	68,112
100,000	Sterling Eagle*(d)	–
110,500	Third Century Bancorp*(a)	187,850

		20,697,917

Telecommunications (0.3%)
23,000	Harris Corp.	785,910

Tobacco Products (0.8%)
42,000	Altria Group, Inc.	1,126,020
11,000	Philip Morris International, Inc.	686,180

		1,812,200

TOTAL DOMESTIC COMMON STOCKS (Cost $127,250,384)		76,960,341

FOREIGN COMMON STOCKS (4.5%)
Banks (0.2%)
7,378	Spar Nord Bank A/S*	46,225
19,324	Sydbank A/S	344,248

		390,473

Banks & Thrifts (0.1%)
5,490	Gronlandsbanken	302,449

Diversified Financial Services (0.1%)
14,934	Financial Technologies India, Ltd.	247,818

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First Opportunity Fund, Inc.	Portfolio of Investments
September 30, 2011 (Unaudited)

Shares	Description	Value (Note 2)
Food (0.4%)
18,000	Nestle SA	$994,925

Insurance (0.6%)
11,200	Majestic Capital, Ltd.*	1
6,700	Muenchener Rueckversicherungs AG	839,733
70,457	Phoenix Group Holdings	527,381
36,500	RAM Holdings, Ltd.*	36,865

		1,403,980

Iron/Steel (0.3%)
9,000	POSCO, ADR	684,090

National Stock Exchange (0.5%)
17,776	NSE India, Ltd.*(b)(c)(d)	1,107,836

Oil & Gas (0.8%)
80,000	Pengrowth Energy Corp.	719,200
18,000	Total SA, Sponsored ADR	789,660
8,000	Transocean, Ltd.	381,920

		1,890,780

Pharmaceuticals (1.1%)
24,000	Sanofi	1,586,796
30,000	Sanofi, ADR	984,000

		2,570,796

Real Estate (0.4%)
98,000	Cheung Kong Holdings, Ltd.	1,077,227

TOTAL FOREIGN COMMON STOCKS (Cost $16,248,566)		10,670,374

LIMITED PARTNERSHIPS (52.5%)
1	Bay Pond Partners, LP*(b)(c)(d)	39,864,501
1	Iguazu Partners, LP*(b)(c)(d)	4,576,286
1	J. Caird Partners, LP*(b)(c)(d)	17,822,654
1	North River Partners, LP*(b)(c)(d)	17,412,319
1	Wolf Creek Partners, LP*(b)(c)(d)	45,378,740

		125,054,500

TOTAL LIMITED PARTNERSHIPS (Cost $118,500,000)		125,054,500

Semi-Annual Report | September 30, 2011	9

Portfolio of Investments	First Opportunity Fund, Inc.
September 30, 2011 (Unaudited)

Shares	Description	Value (Note 2)
DOMESTIC PREFERRED STOCKS (0.7%)
1,600	Maiden Holdings, Ltd., Series C, 14.00%*(b)(d)(e)	$1,682,047

TOTAL DOMESTIC PREFERRED STOCKS (Cost $1,600,000)		1,682,047

DOMESTIC WARRANTS (0.1%)
195,000	Dime Bancorp, Inc., Litigation Tracking Warrant, strike price $0.00, Expires 12/26/50*	132,600
262,296	Flagstar Bancorp, Warrant, strike price $1.00, Expires 1/30/19*(d)	64,659

		197,259

TOTAL DOMESTIC WARRANTS (Cost $–)		197,259

Shares/ Par Value	Description	Value (Note 2)
DOMESTIC CORPORATE BONDS & NOTES (0.5%)
Banks (0.5%)
$1,010,000	Susquehanna Capital II, 11.00%, due 3/23/40	1,035,250

TOTAL DOMESTIC CORPORATE BONDS & NOTES (Cost $1,010,000)		1,035,250

TOTAL LONG TERM INVESTMENTS (Cost $264,608,950)		215,599,771

SHORT TERM INVESTMENTS (9.8%)
Money Market Funds (9.8%)
7,541,176	Dreyfus Treasury Cash Management Money Market Fund, Institutional Class (7 day Yield 0.010%)	7,541,176
15,900,000	JPMorgan Prime Money Market Fund (7 day Yield 0.100%)	15,900,000

TOTAL SHORT TERM INVESTMENTS (Cost $23,441,176)		23,441,176

TOTAL INVESTMENTS (100.4%) (Cost $288,050,126)		239,040,947
TOTAL LIABILITIES LESS OTHER ASSETS (-0.4%)		(915,761)

TOTAL NET ASSETS (100.0%)		$238,125,186

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First Opportunity Fund, Inc.	Portfolio of Investments
September 30, 2011 (Unaudited)

*	Non-income producing security.
(a)	Affiliated Company. See Notes to Financial Statements.
(b)	Indicates a security which is considered restricted. See Notes to Financial Statements.
(c)

Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of September 30, 2011, these securities had a total value of $141,228,254 or 59.31% of total net assets.

(d)	Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of September 30, 2011 was $145,204,918 or 60.98% of total net assets.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2011 these securities had a total value of $3,328,025 or 1.40% of total net assets.

Common Abbreviations:

ADR - American Depositary Receipt

A/S - Aktieselskab is a Danish term for joint stock company

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

N.A. - National Association

REIT - Real Estate Investment Trust

S.A. - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

Regional Breakdown as a % of Net Assets

U.S.	96.00%
France	1.40%
Switzerland	0.60%
India	0.50%
Hong Kong	0.50%
Germany	0.40%
Canada	0.30%
Denmark	0.30%
South Korea	0.30%
Cayman Islands	0.20%
Bermuda	0.00%*
Total liabilities less other assets	-0.40%

* Less than 0.05% of total net assets.

See Accompanying Notes to Financial Statements.

Semi-Annual Report | September 30, 2011	11

Statement of Assets and Liabilities	First Opportunity Fund, Inc.
September 30, 2011 (Unaudited)

ASSETS
Investments:
Investments, at value of Unaffiliated Securities (Cost $283,968,892) (Note 2)	$234,839,052
Investments, at value of Affiliated Securities (Cost $4,081,234) (Notes 2 and 9)	4,201,895
Total Investments, at value	239,040,947
Dividends and interest receivable	156,818
Foreign currency, at value (Cost $79,429)	75,403
Dividends reclaim receivable	56,405
Receivable for investments sold	657
Prepaid expenses and other assets	17,425
Total Assets	239,347,655

LIABILITIES
Payable for investment securities purchased	982,920
Investment advisory fees payable (Note 3)	126,669
Administration and co-administration fees payable (Note 3)	48,450
Legal and audit fees payable	35,810
Directors’ fees and expenses payable (Note 2)	8,817
Accrued expenses and other payables	19,803
Total Liabilities	1,222,469
Net Assets	$238,125,186

NET ASSETS CONSIST OF:
Par value of common stock (Note 5)	$28,739
Paid-in capital in excess of par value of common stock	339,792,807
Overdistributed net investment income	(207,978)
Accumulated net realized loss on investments sold	(52,487,059)
Net unrealized depreciation on investments and foreign currency translation	(49,001,323)
Net Assets	$238,125,186

Net Asset Value, $238,125,186/28,739,389 Shares Outstanding	$8.29

See Accompanying Notes to Financial Statements.

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First Opportunity Fund, Inc.	Statement of Operations
For the Six Months Ended September 30, 2011 (Unaudited)

INVESTMENT INCOME
Dividends from Unaffiliated Securities (net of foreign withholding taxes $46,732)	$1,104,346
Dividends from Affiliated Securities	90,895
Interest	63,063
Other income	675
Total Investment Income	1,258,979

EXPENSES
Investment advisory fee (Note 3)	788,548
Administration and co-administration fees (Note 3)	291,567
Directors’ fees and expenses (Note 3)	45,299
Legal and audit fees	37,665
Printing fees	23,214
Insurance expense	18,059
Custody fees	15,925
Transfer agency fees	12,449
Other	17,955
Total Expenses	1,250,681
Net Investment Income	8,298

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on:	8,043,982
Unaffiliated securities	7,864,465
Credit default swap contracts	119,451
Foreign currency related transactions	60,066
8,043,982
Net change in unrealized depreciation of:
Investment securities	(33,720,002)
Credit default swap contracts	(219,264)
Translation of assets and liabilities denominated in foreign currencies	(4,963)
(33,944,229)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(25,900,247)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,891,949)

See Accompanying Notes to Financial Statements.

Semi-Annual Report | September 30, 2011	13

Statements of Changes in Net Assets	First Opportunity Fund, Inc.

	For the Six Months Ended September 30, 2011 (Unaudited)	For the Year Ended March 31, 2011

OPERATIONS
Net investment income/(loss)	$8,298	$(467,494)
Net realized gain on investments sold	8,043,982	967,212
Net change in unrealized appreciation/(depreciation) on investments, credit default swap contracts and foreign currency translation	(33,944,229)	28,945,579
Net Increase/(Decrease) in Net Assets Resulting from Operations	(25,891,949)	29,445,297

NET ASSETS:
Beginning of period	264,017,135	234,571,838
End of period (including overdistributed net investment income of $(207,978) and $(216,276), respectively)	$238,125,186	$264,017,135

See Accompanying Notes to Financial Statements.

14	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Statement of Cash Flows
For the Six Months Ended September 30, 2011 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(25,891,949)
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities	(18,169,251)
Proceeds from disposition of investment securities	33,988,542
Net sale of short-term investment securities	(15,450,856)
Increase in deposits with brokers as collateral for credit default swaps	(260,000)
Increase in dividends and interest receivable	(48,961)
Decrease in upfront payments on swap contracts	44,880
Decrease in prepaid expenses and other assets	18,033
Decrease in accounts payables and accrued expenses	(65,185)
Net change in unrealized depreciation on investments	33,720,002
Net change in unrealized depreciation on swap contracts	219,264
Net realized gain from unaffiliated securities	(7,864,465)
Net realized gain from credit default swaps	(119,451)
Net realized gain on foreign currency transactions	(60,066)
NET CASH USED IN OPERATING ACTIVITIES	60,537

NET INCREASE IN CASH AND FOREIGN CURRENCY	60,537

CASH AND FOREIGN CURRENCY, BEGINNING BALANCE	$14,866
CASH AND FOREIGN CURRENCY, ENDING BALANCE	$75,403

See Accompanying Notes to Financial Statements.

Semi-Annual Report | September 30, 2011	15

Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value, beginning of period

INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments

Total from Investment Operations

DISTRIBUTIONS:
Distributions paid from net investment income
Distributions paid from net realized capital gains

Total Distributions

Accretive/Dilutive Impact of Capital Share Transactions

Net asset value, end of period

Market price per share, end of period

Total Investment Return Based on Market Price(c)
RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expenses to average net assets
Ratio of net investment income/(loss) to average net assets
Portfolio turnover rate
Net assets, end of period (in 000’s)
Number of shares outstanding, end of period (in 000’s)

(a)	Based on average shares outstanding.
(b)	Less than $0.005 per share.
(c)

Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The calculation does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d)	Annualized.

See Accompanying Notes to Financial Statements.

16	www.firstopportunityfund.com

First Opportunity Fund, Inc.

For the Six Months Ended September 30, 2011 (Unaudited)	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Year Ended March 31, 2007

$9.19	$8.16	$5.68	$10.18	$15.15	$15.67

0.00(a)(b)	(0.02)(a)	0.01	0.17	0.18	0.08
(0.90)	1.05	2.50	(4.57)	(3.33)	1.03

(0.90)	1.03	2.51	(4.40)	(3.15)	1.11

–	–	(0.03)	(0.12)	(0.18)	(0.20)
–	–	–	(0.01)	(1.64)	(1.43)

–	–	(0.03)	(0.13)	(1.82)	(1.63)

–	–	–	0.03	–	–

$8.29	$9.19	$8.16	$5.68	$10.18	$15.15

$6.04	$7.25	$7.04	$4.32	$9.04	$14.25

(16.69)%	2.98%	63.76%	(51.03)%	(25.85)%	(4.28)%

0.98%(d)	1.24%	1.64%	1.84%	1.57%	1.28%
0.01%(d)	(0.19)%	(0.27)%	2.57%	1.34%	0.50%
7%	97%	169%	64%	76%	55%
$238,125	$264,017	$234,572	$163,291	$297,133	$442,363
28,739	28,739	28,739	28,739	29,201	29,201

Semi-Annual Report | September 30, 2011	17

Notes to Financial Statements	First Opportunity Fund, Inc.
September 30, 2011 (Unaudited)

NOTE 1. FUND ORGANIZATION

First Opportunity Fund, Inc. (the “Fund”) was incorporated in Maryland on March 3, 1986, as a closed-end, management investment company. As of October 14, 2008, the Fund changed its name from First Financial Fund, Inc. to First Opportunity Fund, Inc. As of July 28, 2008, the Fund is non-diversified and its primary investment objective is total return.

In seeking to achieve its investment objective, the Fund invests a significant portion of its investments (the “Hedge Fund Portfolio”) in private investment partnerships and similar investment vehicles, typically referred to as hedge funds (“Hedge Funds”). In addition, a portion of the Fund’s assets is invested primarily in equity securities issued by financial services companies (the “Legacy Portfolio”). As discussed below, under the terms of the sub-advisory agreement, Wellington Management Company LLP (“Wellington” or the “Sub-Adviser”), currently serves as sub-adviser to the Fund and manages the Legacy Portfolio with a view toward holding and opportunistically liquidating the assets. As these assets are sold, the cash proceeds are available to Rocky Mountain Advisers, LLC (“RMA”) and Stewart Investment Advisers (“SIA”)( together, RMA and SIA are the “Advisers”) for investment in a wide range of securities which could include, among others, U.S. or foreign common stocks, debt instruments, preferred stocks, securities convertible into common stocks, cash, and cash equivalents (the “Advisers’ Portfolio”).

Stockholders should be aware that an investment in the Fund involves a high degree of risk. In addition, an investment in the Fund entails unique risks because the Hedge Funds in which the Fund invests are private entities with limited regulatory oversight and disclosure obligations. Please refer to additional discussion of these risks in Note 2, below.

As of September 30, 2011, the portion of the Fund under the direct management of the Advisers represented approximately 77.6% of the Fund’s net assets, including 25.1% of the Fund’s net assets in the Advisers’ Portfolio and 52.5% invested in Hedge Funds. The Legacy Portfolio represented approximately 22.4% of the Fund.

At a stockholder meeting held on May 3, 2010, stockholders approved new investment co-advisory agreements with RMA and SIA (the “Advisory Agreements”), as well as a new sub-advisory agreement with Wellington (the “Sub-Advisory Agreement”). Under the new structure, which became effective June 1, 2010, with respect to the portion of the portfolio managed by RMA and SIA, the Advisers made a substantial investment in two Hedge Funds managed by an affiliate of Wellington by transferring in-kind selected equity securities valued at $77,773,022. Since then, the Advisers have made investments in other Hedge Funds also managed by an affiliate of Wellington. Separately, Wellington acts as sub-adviser with respect to a discrete portion of the portfolio containing positions with respect to which Wellington has long-term familiarity in its role as the Fund’s prior adviser. The term of Wellington’s role as sub-adviser is for a 2 year period and will be limited to managing and, if appropriate, opportunistically liquidating a portion of the Fund’s legacy holdings.

On May 3, 2010, stockholders also approved eliminating the Fund’s fundamental concentration policy which previously required that the Fund invest at least 65% of its assets in financial services companies. As a result, the Fund may not invest more than 25% of its assets in the financial services or any other industry. While the Advisers and the Sub-Adviser do not intend to invest more than 25% of the Fund’s assets in a single industry, the Fund does not look through its investments in the Hedge Funds, some of which have significant exposure to the financial services sector, to determine whether the Fund exceeds the 25% limit. As a result, the Fund may be indirectly concentrated in an industry or group of industries by virtue of the Fund’s investments in Hedge Funds.

The New York Stock Exchange (the “NYSE”) suspended trading of the Fund’s shares prior to the market opening on May 12, 2010, because of the restructuring proposals approved by a majority of the Fund’s

18	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Financial Statements
September 30, 2011 (Unaudited)

stockholders. The NYSE does not have a listing standard expressly prohibiting or otherwise regulating the Fund’s ability to invest in private investment funds nor does federal securities law prohibit it. The NYSE indicated that it would exercise its discretionary authority under the NYSE rules and initiate its de-listing process based on it being in the “public interest.” At the opening of the market on May 12, 2010, the Fund’s shares stopped trading on the NYSE, but continued to trade in the over-the-counter market. The Fund notified stockholders on May 11, 2010, of its new trading symbol: FOFI. Stockholders should be able to continue to trade their Fund shares through their existing brokerage relationships, although under the new symbol.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES AND SECURITIES VALUATION

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The most critical estimates reflected in the financial statements relate to securities whose fair values have been estimated by management in the absence of readily determinable fair values. Actual results could differ from those estimates.

Securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on quoted prices from the applicable exchange. To the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Where market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser or sub-adviser, does not represent fair value (“Fair Value Securities”), securities are valued at fair value by a Pricing Committee appointed by the Board of Directors, in consultation with the adviser or sub-adviser. The Fund uses various valuation techniques that utilize both observable and unobservable inputs including multi-dimensional relational pricing model, option adjusted spread pricing, book value, last available trade, discounted future cash flow models, cost, and comparable company approach. To the extent these inputs are observable and timely, the values of these securities are categorized as Level 2; otherwise, the values are categorized as Level 3. In such circumstances, the adviser or sub-adviser makes an initial written recommendation to the Pricing Committee regarding valuation methodology for each Fair Value Security. Thereafter, the adviser or sub-adviser conducts periodic reviews of each Fair Value Security to consider whether the respective methodology and its application is appropriate and recommends methodology changes when appropriate. The Pricing Committee reviews and makes a determination regarding each initial methodology recommendation and any subsequent methodology changes. All methodology recommendations and any changes are reviewed by the entire Board of Directors on a quarterly basis.

The Fund’s investments in Hedge Funds are valued at the most recent estimated value periodically determined by the respective Hedge Fund managers according to such manager’s policies and procedures (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the Pricing Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If a Hedge Fund does not report a value to the Fund on a timely basis, the fair value of such Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, Hedge Fund valuations generally can be obtained from Hedge Fund managers on a weekly basis, as of close of business Thursday, but the

Semi-Annual Report | September 30, 2011	19

Notes to Financial Statements	First Opportunity Fund, Inc.
September 30, 2011 (Unaudited)

frequency and timing of receiving valuations for Hedge Fund investments is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

Any valuations provided by the Hedge Fund manager upon which the Fund relies to calculate its net asset value may be subject to later adjustment based on valuation information reasonably available at that time. For example, year-end net asset value calculations of the Hedge Funds are audited by the Hedge Funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time.

The financial statements include investments valued at $145,204,918 (60.98% of total net assets) as of September 30, 2011 whose fair values have been estimated by management in the absence of readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

Corporate Bonds, other than short-term securities, are valued at the price provided by an independent pricing service. The prices provided by the independent service are based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. To the extent that these inputs are observable and timely, the values of corporate bonds are categorized as Level 2; otherwise, the values are categorized as Level 3.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical investments
Level 2 –	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

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First Opportunity Fund, Inc.	Notes to Financial Statements
September 30, 2011 (Unaudited)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2011  in valuing the Fund’s investments carried at value:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Domestic Common Stocks	$53,601,880	$6,062,585	$17,295,876	$76,960,341
Banks & Thrifts	11,253,686	2,522,493	7,592,467	21,368,646
Coal	1,591,200	–	–	1,591,200
Diversified Financial Services	1,390,610	383,374	2,380,972	4,154,956
Electric	3,345,396	–	–	3,345,396
Environmental Control	841,800	–	–	841,800
Gas	1,576,260	–	–	1,576,260
Healthcare Products	5,848,578	–	–	5,848,578
Insurance	–	–	3,660,108	3,660,108
Mining	3,638,775	–	–	3,638,775
Mortgages & REITS	–	–	2,012,600	2,012,600
Pharmaceuticals	668,821	–	–	668,821
Pipelines	2,821,898	–	–	2,821,898
Registered Investment Companies (RICs)	958,476	–	–	958,476
Retail	1,176,800	–	–	1,176,800
Savings & Loans	15,891,470	3,156,718	1,649,729	20,697,917
Telecommunications	785,910	–	–	785,910
Tobacco Products	1,812,200	–	–	1,812,200

Foreign Common Stocks	9,562,537	1	1,107,836	10,670,374
Banks	390,473	–	–	390,473
Banks & Thrifts	302,449	–	–	302,449
Diversified Financial Services	247,818	–	–	247,818
Food	994,925	–	–	994,925
Insurance	1,403,979	1	–	1,403,980
Iron/Steel	684,090	–	–	684,090
National Stock Exchange	–	–	1,107,836	1,107,836
Oil & Gas	1,890,780	–	–	1,890,780
Pharmaceuticals	2,570,796	–	–	2,570,796
Real Estate	1,077,227	–	–	1,077,227

Limited Partnerships	–	–	125,054,500	125,054,500
Domestic Preferred Stocks	–	–	1,682,047	1,682,047
Domestic Warrants	132,600	–	64,659	197,259
Domestic Corporate Bonds & Notes	–	1,035,250	–	1,035,250
Short Term Investments	23,441,176	–	–	23,441,176
TOTAL	$86,738,193	$7,097,836	$145,204,918	$239,040,947

Semi-Annual Report | September 30, 2011	21

Notes to Financial Statements	First Opportunity Fund, Inc.
September 30, 2011 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of March 31, 2011	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfers in and/or (out) of Level 3	Balance as of September 30, 2011	Net change in unrealized appreciation included in the statement of operations attributable to Level 3 investments still held at September 30, 2011

Domestic Common Stocks	$32,925,256	$4,459,847	$(8,454,886)	$(11,634,341)	$–	$17,295,876	$(9,444,130)

Foreign Common Stocks	1,606,281	–	(498,445)	–	–	1,107,836	(498,445)

Limited Partnerships	136,065,045	–	(11,010,545)	–	–	125,054,500	(11,010,545)

Domestic Preferred Stocks	1,803,779	–	(121,732)	–	–	1,682,047	(121,732)

Domestic Warrants	512,605	–	(447,946)	–	–	64,659	(231,204)

TOTAL	$172,912,966	$4,459,847	$(20,533,554)	$(11,634,341)	$–	$145,204,918	$(21,306,056)

Net change in unrealized appreciation/depreciation on Level 3 securities are included the Statement of Assets and Liabilities under Net change in unrealized appreciation on investment securities.

Recent Accounting Pronouncements: In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.” The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. The ASU is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In

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First Opportunity Fund, Inc.	Notes to Financial Statements
September 30, 2011 (Unaudited)

addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the interest method.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received. The Fund records net realized gain or loss on investment securities and foreign currency transactions separately.

The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in gains and losses as stated in the Statement of Operations under Foreign currency related transactions. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Fund’s Statement of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund has highly concentrated positions in certain hedge funds and may take concentrated positions in other securities. Concentrating investments in a fewer number of securities (including investments in hedge funds) may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities. For example, the value of the Fund’s net assets will fluctuate significantly based on the fluctuation in the value of the hedge funds in which it invests. In addition, investments in hedge funds can be highly volatile and may subject investors to heightened risk and higher operating expenses than another closed-end fund with a different investment focus.

Semi-Annual Report | September 30, 2011	23

Notes to Financial Statements	First Opportunity Fund, Inc.
September 30, 2011 (Unaudited)

Hedge Fund Risk: The Fund invests a significant portion of its assets in Hedge Funds. The Fund’s investments in Hedge Funds are private entities that are not registered under the 1940 Act and have limited regulatory oversight and disclosure obligations. In addition, the Hedge Funds invest in and actively trade securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. These Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with Hedge Funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds with a different investment strategy.

Credit Default Swaps: The Fund may enter into credit default swap contracts for hedging purposes, to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, may be susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty. Credit default swaps are marked to market periodically using quotations from pricing services. Unrealized gains, including the accrual of interest are recorded as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the credit default swap, including the accrual of interest to be paid or received is reported as a change in unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreement.

Counterparty Risk: Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, swaps or other transactions supported by another party’s credit will affect the value of those instruments. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience such changes in credit quality.

The Fund had no outstanding credit default swap contracts as of September 30, 2011.

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First Opportunity Fund, Inc.	Notes to Financial Statements
September 30, 2011 (Unaudited)

Derivative Instruments: The effect of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2011:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity Contracts	Investments, at value of Unaffiliated Securities	$197,259	N/A	$ –
Total		$197,259		$ –

The Effect of Derivatives Instruments on the Statement of Operations for the six months ended September 30, 2011:

Risk Exposure	Location of Gain/(Loss) On Derivatives Recognized in Income	Realized Loss On Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized in Income
Equity Contracts	Net realized gain/(loss) on: Unaffiliated securities/Net change in unrealized appreciation/(depreciation) of: Investment securities	$–	$(486,946)

Credit Contracts	Net realized gain/(loss) on: Credit default swap contracts/Net change in unrealized appreciation/ (depreciation) of: credit default swap contracts	$119,451	$(219,264)
Total		$119,451	$(706,210)

During the six months ended September 30, 2011, the average notional amounts of credit default swap contracts entered into by the Fund, were $1,700,000 for those contracts measured in U.S. Dollars, and €17,000,000 for those measured in Euros.

Derivative Risk: The Fund, as well as the Hedge Funds in which the Fund invests, may employ derivative instruments as a strategy to hedge its portfolio or enhance return. Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk.

Federal Income Taxes: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of subchapter M of the Internal Revenue Code by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Semi-Annual Report | September 30, 2011	25

Notes to Financial Statements	First Opportunity Fund, Inc.
September 30, 2011 (Unaudited)

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including temporary differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of stockholders. The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) the sum of 98% of its net investment income and for that year and 98.2% of its capital gains (both long-term and short-term) for the one year period ended October 31 and (2) certain undistributed amounts from previous years.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Management has concluded that the Fund has taken no uncertain tax positions that require recognition. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statute of limitations on the Fund’s federal tax filings remains open for the fiscal years ended March 31, 2008 through March 31, 2011. The statute of limitations on the Fund’s state tax filings remains open for the fiscal years ended March 31, 2007 through March 31, 2011.

NOTE 3. AGREEMENTS

RMA and SIA serve as co-advisers to the Fund, and make investment decisions on behalf of the Fund. Wellington has entered into an agreement with the Fund, RMA and SIA to serve as sub-adviser to the Fund.

According to the Advisory Agreements, RMA and SIA are paid an advisory fee, payable monthly, at an annual rate equal to 1.25% of the Fund’s average monthly total net assets plus leverage, if any (“Managed Assets”) (the “Advisory Fee”). However, RMA and SIA have agreed to waive their fees in an amount equal to up to 1.00% of the Fund’s assets invested in Wellington-affiliated private investment funds to offset any asset based fees (but not any performance-based fees) paid to Wellington with respect to the hedge fund investments. Additionally, RMA and SIA agreed to a waiver of advisory fees such that, the advisory fees would be calculated at the annual rate of 1.25% on Managed Assets up to $400 million, 1.10% on Managed Assets between $400-$600 million; and 1.00% on Managed Assets exceeding $600 million. The fee waiver agreement has a one-year term and is renewable annually.

RMA is owned by the Susan L. Ciciora Trust (the “SLC Trust”), which is also a member of Evergreen Atlantic LLC, a Colorado limited liability company (“EALLC”), and is a stockholder of the Fund. SIA is owned by the Stewart West Indies Trust, which is also a member of EALLC. RMA and SIA are considered “affiliated persons” of the Fund and FAS, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

According to the Sub-Advisory Agreement, Wellington earns a sub-advisory fee, payable monthly by RMA and SIA, at an annual rate equal to 1.125% of the Fund’s month-end value of Designated Securities (definition follows). Designated Securities are those securities held by the Fund on May 28, 2010, which were not identified to be contributed to the Wellington-affiliated private investment funds (disclosed as Limited Partnerships on the Portfolio of Investments) as of June 1, 2010 (date of adviser restructuring).

26	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Financial Statements
September 30, 2011 (Unaudited)

Effective April 1, 2011, Wellington has agreed to voluntarily waive its sub-advisory fees in excess of 0.625%, per annum, based on the value of the Fund’s Designated Securities. Under the terms of the Wellington fee waiver agreement, it is a condition to the waiver that the Advisers and the Fund expressly acknowledge that Wellington may unilaterally terminate the agreement if the Advisers do not pass through the economic benefit of this waiver to the Fund. Accordingly, the Advisers have voluntarily agreed to waive any additional fees relating to the Designated Securities to which the Advisers would otherwise be entitled by virtue of Wellington’s waiver.

Fund Administrative Services, LLC (“FAS”), serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the Managed Assets up to $100 million and 0.15% of the Fund’s Managed Assets over $100 million. Prior to February 1, 2010, the Fund paid FAS a monthly fee of 0.20% of the value of the Fund’s Managed Assets up to $250 million; 0.18% of the Fund’s Managed Assets on the next $150 million; and 0.15% of the value of the Fund’s Managed Assets over $400 million. The equity owners of FAS are EALLC and the Lola Brown Trust No. 1B (the “Lola Trust”). The Lola Trust is a stockholder of the Fund, and the Lola Trust and EALLC are considered to be “affiliated persons” of the Fund and the Advisers, as that term is defined in the 1940 Act.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly (the “Co-Administration Fee”). Fees paid to ALPS are calculated based on combined assets of the Fund and the following affiliates of the Fund: Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., and The Denali Fund Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined average assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on assets up to $1 billion, an annualized fee of 0.03% on assets between $1 and $3 billion, and an annualized fee of 0.02% on assets above $3 billion.

The Fund pays each Director who is not a director, officer, employee, or affiliate of the investment adviser or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian and as compensation for BNY Mellon’s services the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses.

Computershare Trust Company, N.A. (“Computershare”), serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar, and as compensation for Computershare’s services as such, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

NOTE 4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sale of securities for the six months ended September 30, 2011, excluding short-term investments, aggregated $16,175,666 and $33,989,199, respectively.

As described in Note 1, on June 1, 2010, securities were transferred in-kind from the Fund to two limited partnerships managed by an affiliate of Wellington. The portion of the cost of purchases and proceeds from sales of securities associated with these transactions was $77,773,022.

Semi-Annual Report | September 30, 2011	27

Notes to Financial Statements	First Opportunity Fund, Inc.
September 30, 2011 (Unaudited)

On September 30, 2011, based on cost of $296,081,435 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $7,748,148 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $64,946,611.

NOTE 5. CAPITAL

As of September 30, 2011, 50,000,000 shares of $0.001 par value Common Stock were authorized and 28,739,389 shares were issued and outstanding.

Transactions in common stock were as follows:

	For the Six Months Ended September 30, 2011	Year Ended March 31, 2011
Common Stock outstanding - beginning of period	28,739,389	28,739,389
Common Stock outstanding - end of period	28,739,389	28,739,389

NOTE 6. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine. For the six months ended September 30, 2011 and year ended March 31, 2011, the Fund did not repurchase any of its own shares.

NOTE 7. SIGNIFICANT STOCKHOLDERS

As of September 30, 2011, the Lola Trust and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 10,721,066 shares of Common Stock of the Fund, representing 37.3% of the total Fund shares outstanding.

NOTE 8. DISTRIBUTIONS AND TAX INFORMATION

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. The Fund paid no distributions during the six months ended September 30,2011. The character of distributions paid on a tax basis during the year ended March 31, 2011 are as follows:

For the Year Ended March 31, 2011
Distributions paid from:
Ordinary Income	$–
Long-term capital gain	–
$–

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$(52,260,299)
Accumulated Long-term Capital Loss	(23,327,836)
Unrealized Appreciation/ (Depreciation)	(216,276)
$(75,804,411)

28	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Financial Statements
September 30, 2011 (Unaudited)

As of March 31, 2011, the Fund had unused capital loss carryovers of $16,642,136 expiring March 31, 2017 and $35,618,163 expiring March 31, 2018.

The Fund has post October capital losses of $0 and post October currency losses of $21,541 which it has elected to defer until the next fiscal year.

Investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes. The Fund has decreased over distributed net investment income by $10,324, decreased accumulated capital loss by $2,531,260 and decreased paid-in-capital by $2,541,584 at March 31, 2011. Included in the amounts reclassified was a net operating loss of $2,706,856. The reclassifications had no impact on net asset value.

NOTE 9. TRANSACTIONS WITH AFFILIATED COMPANIES

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Beginning Share Balance as of 4/1/11	Purchases	Sales	Ending Share Balance as of 9/30/11	Dividend Income	Realized Gains (Losses)	Market Value
Broadway Financial Corp.	96,980	–	–	96,980	$–	$–	$121,225
CCF Holding Co.	340,815	–	–	340,815	–	–	85,204
Perpetual Federal Savings Bank	165,930	–	–	165,930	53,098	–	1,933,085
Redwood Financial, Inc.	40,650	–	–	40,650	–	–	471,540
River Valley Bancorp	89,993	–	–	89,993	37,797	–	1,402,991
Third Century Bancorp	110,500	–	–	110,500	–	–	187,850
					$90,895	$–	$4,201,895

NOTE 10. RESTRICTED SECURITIES

As of September 30, 2011, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

Semi-Annual Report | September 30, 2011	29

Notes to Financial Statements	First Opportunity Fund, Inc.
September 30, 2011 (Unaudited)

Restricted securities as of September 30, 2011 were as follows:

Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Affinity Financial Corp.	3/24/05	$1,000,000	$–	0.0%
Bay Pond Partners, LP	6/1/10	39,500,000	39,864,501	16.7%
Community Bank	2/12/08	912,100	3,735,000	1.6%
Embarcadero Bank	7/7/06	550,000	559,900	0.2%
FC Holdings, Inc.	1/5/06	972,000	9,720	0.0%
First American International	11/29/05	1,052,050	407,719	0.2%
First Republic Bank	10/21/09- 6/7/10	1,029,138	1,409,721	0.6%
First State Bank	11/21/07	190,350	5,640	0.0%
Florida Capital Group	8/23/06	2,203,175	96,630	0.0%
Forethought Financial Group, Inc. - Class A	11/13/09	4,066,780	3,660,108	1.5%
Highland Financial Partners, LP	10/18/06	4,558,950	–	0.0%
Iguazu Partners, LP	11/4/10	4,500,000	4,576,286	1.9%
Independence Financial Group, Inc.	9/13/04	480,000	307,200	0.1%
J. Caird Partners, LP	7/1/10	18,000,000	17,822,654	7.5%
Maiden Holdings, Ltd., Series C	1/15/09	1,600,000	1,682,047	0.7%
MidCountry Financial Corp.	10/22/04	4,654,500	1,374,629	0.6%
National Bancshares, Inc.	6/6/06	2,128,160	126,784	0.1%
North River Partners, LP	8/2/10	17,000,000	17,412,319	7.3%
NSE India, Ltd.	4/30/10	1,517,269	1,107,836	0.5%
Ocwen Structured Investments, LLC	3/20/07- 8/27/07	1,494,245	427,794	0.2%
Privee, LLC	11/17/04	2,362,500	–	0.0%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	564,000	0.2%
Square 1 Financial, Inc.	5/3/05	3,029,000	1,626,573	0.7%
Tiptree Financial	6/4/07	2,058,848	1,081,978	0.5%
Verde Realty	2/16/07	2,900,700	1,318,500	0.5%
Wolf Creek Partners, LP	6/1/10	39,500,000	45,378,740	19.1%

		$159,759,765	$144,556,279	60.7%

30	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Financial Statements
September 30, 2011 (Unaudited)

NOTE 11. INVESTMENTS IN LIMITED PARTNERSHIPS

As of September 30, 2011, the Fund held investments in Hedge Funds that are organized as limited partnerships. The Fund’s investments in the limited partnerships are reported on the Portfolio of Investments under the section titled Limited Partnerships.

Since the investments in limited partnerships are not publicly traded, the Fund’s ability to make withdrawals from its investments in the limited partnerships is subject to certain restrictions which vary for each respective limited partnership. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the respective limited partnership, or limited withdrawals allowable only during specified times during the year. In certain circumstances a limited partner may not make withdrawals that occur less than one year following the date of admission to the partnership. As of September 30, 2011, withdrawal restrictions applied to certain of the Fund’s investments in limited partnerships as the Fund was admitted as a partner less than one year ago in certain investments. The following table summarizes the Fund’s investments in limited partnerships as of September 30, 2011.

Description	% of Net Assets as of 9/30/11	Value as of 9/30/11	Net Unrealized Gain/(Loss) as of 9/30/11	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Bay Pond Partners LP	16.7%	$39,864,501	$364,501	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	June 30 or Dec 31 upon 45 days’ notice
Iguazu Partners LP	1.9%	4,576,286	76,286	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
J. Caird Partners LP	7.5%	17,822,654	(177,346)	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
North River Partners LP	7.3%	17,412,319	412,319	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
Wolf Creek Partners LP	19.1%	45,378,740	5,878,740	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
Total	52.5%	$125,054,500	$6,554,500

The Fund did not have any outstanding unfunded commitments as of September 30, 2011.

Semi-Annual Report | September 30, 2011	31

Notes to Financial Statements	First Opportunity Fund, Inc.
September 30, 2011 (Unaudited)

NOTE 12. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2011. However, the following are details relating to subsequent events through the date the financial statements were issued.

Hedge Fund Restructuring. On October 3, 2011, the Fund effected a series of transactions withdrawing from or transferring all of its interests in domestic Hedge Funds to offshore entities (the “Hedge Fund Restructuring”). As a result of these transactions, the Fund’s investments in Hedge Funds became either: 1) direct investments in offshore Hedge Funds substantially similar to the domestic Hedge Fund from which the Fund withdrew, or 2) indirect investments in the same domestic Hedge Fund through wholly-owned subsidiaries of the Fund organized in the Cayman Islands. The Hedge Fund Restructuring was effected to ensure the Fund’s continued compliance with the gross income test set forth under Subchapter M of the Code. Investments in offshore Hedge Funds and the use of offshore subsidiaries carries unique regulatory and tax risks that could exacerbate the risks already present in domestic hedge funds and will subject the Fund to increased expenses and tax reporting obligations.

In connection with the Hedge Fund Restructuring, the Fund and the Fund’s wholly-owned Cayman subsidiaries entered into a new Administration Agreement with ALPS to provide certain administrative services to the Cayman subsidiaries. Pursuant to the new Administration Agreement, the Fund will pay ALPS a fee in addition to the Co-Administration Fee at the annual rate of $45,000, payable monthly. The Hedge Fund Restructuring is expected to result in other increased costs to the Fund related to the administration, accounting, legal and audit functions. These increased costs could have a material impact on the Fund’s expense ratio.

Election of New Director: Effective November 18, 2011, John Horejsi resigned as a Class I Director of the Fund. Also effective November 18, 2011, Steven K. Norgaard was appointed by the Board of Directors as a Class I Director of the Fund and will serve as nominee for election as Director by stockholders at the Fund’s 2012 annual meeting of stockholders. Mr. Norgaard was also appointed a member of the Fund’s Nominating Committee and Audit Committee.

Advisory Fee Waiver. Effective December 1, 2011, RMA and SIA agreed to waive 0.10% of the Advisory Fee applied to the Advisers’ Portfolio such that the Advisory Fee will be calculated at the annual rate of 1.15% of Managed Assets in the Advisers’ Portfolio. The fee waiver agreement has a one-year term and is renewable annually. The waiver does not apply to the Hedge Fund Portfolio or to the Legacy Portfolio.

32	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Additional Information
September 30, 2011 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) on the Fund’s website located at http://www.firstopportunityfund.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available on the Fund’s website located at http://www.firstopportunityfund.com, on the SEC’s website at www.sec.gov, or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.firstopportunityfund.com.

Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Fund have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Semi-Annual Report | September 30, 2011	33

Additional Information	First Opportunity Fund, Inc.
September 30, 2011 (Unaudited)

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

34	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Summary of Dividend Reinvestment Plan
September 30, 2011 (Unaudited)

Stockholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (the “shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Stockholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent, unless the Fund declares a distribution payable in shares, absent a stockholder’s specific election to receive cash.

Computershare Trust Company, N.A. (the “Plan Agent”) serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in shares valued at the market price determined as of the time of purchase (generally, following the payment date of a dividend or distribution); or if (2) the market price of shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distributions payable only in cash and the net asset value exceeds the market price of shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares on the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund’s shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly issued shares. The Fund will not issue shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchase in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions. The Fund reserves the right to amend or terminate the Plan upon 90 Days’ written notice to stockholders of the Fund. Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole shares and cash for fractional shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

Semi-Annual Report | September 30, 2011	35

Notes	First Opportunity Fund, Inc.

Directors	Richard I. Barr
Susan L. Ciciora
John S. Horejsi
Dean L. Jacobson
Joel W. Looney

Co-Investment Advisers	Stewart Investment Advisers
Rocky Mountain Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Sub-Adviser	Wellington Management Company, LLP
280 Congress Street
Boston, MA 02110

Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent	Computershare Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Independent Registered	Deloitte & Touche LLP
Public Accounting Firm	555 17th Street, Suite 3600
Denver, CO 80202

Legal Counsel	Paul Hastings LLP
515 South Flower Street, 25th Floor
Los Angeles, CA 90071-2228

“First Opportunity Fund” is a proprietary trademark of First Opportunity Fund, Inc. Used by permission. © 2011; all rights reserved.

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Opportunity Fund, Inc. 2344 Spruce Street, Suite A | Boulder, CO 80302

If you have questions regarding shares held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent and Shareholder Servicing Agent - Computershare Trust Company, N.A. at: P.O. Box 43011 | Providence, RI 02940-3011 | (800) 451-6788

www.firstopportunityfund.com

The Fund’s CUSIP number is: 33587T108

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FIRST OPPORTUNITY FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	December 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	December 8, 2011

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary (Principal Financial Officer)

Date:	December 8, 2011